September 15, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:	Form 8-K CDF Floorplan Receivables, L.P.
   	Registration Nos. 333-74457 and 333-74457-01

On behalf of CDF Floorplan Receivables, L.P., a Delaware Limited
Partnership ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address pat.o-malley@ge.com at your earliest convenience.

Sincerely,
/s/ W. Steven Culp
Controller

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 15, 2004

CDF FLOORPLAN RECEIVABLES, L.P.
(Exact name of registrant as specified in its amended charter)

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
(Co-Registrant and Issuer with Respect to the Securities)

Delaware                    333-74457 and 333-74457-01   88-0355652
(State or other jurisdiction      (Commission           (IRS Employer
of incorporation                   File Numbers)         identification No.)

5595 Trillium Boulevard
Hoffman Estates, Illinois                         60192
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:   (847) 747-6800

Item 8.01.  Other Events.

	Monthly Reporting

In no-action letters issued to a variety of issuers of asset-backed securities, whose principal assets are receivables, the Division of Corporation Finance has stated that it would not raise any objection if specified information was filed monthly on Form 8-K in lieu of quarterly reports on Form 10-Q. In reliance particularly on the letter relating to ITT Floorplan Receivables, L.P. (April 25, 1994), CDF Floorplan Receivables, L.P., on behalf of itself and its co-registrant Distribution Financial Services Floorplan Master Trust, has adopted this monthly reporting procedure and is filing this and other monthly reports on Form 8-K in lieu of quarterly reports on Form 10-Q.

Item 9.01.  Financial Statements and Exhibits.

(a)	Not Applicable
(b)	Not Applicable
(c)	Exhibits.

Exhibit
No.	    	Document Description

99.1		Distribution Financial Services Floorplan Master Trust
		Compliance/Statistical Reporting
		Reporting for period ending 8/31/2004

99.2		Distribution Financial Services Floorplan Master Trust
Payment Date Statement Series 2000-2
Reporting for period ending 8/31/2004

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FLOORPLAN RECEIVABLES, L.P.,
on behalf of itself, as Registrant

By:         CDF Floorplan Receivables, Inc.,
            its General Partner

By: 		/s/ W. Steven Culp
Title: 	Controller

CDF FLOORPLAN RECEIVABLES, L.P.
on behalf of Distribution Financial Services Floorplan Master Trust, as Co-Registant

By:    	/s/ W. Steven Culp
Title:  	Controller


EX-1

Distribution Financial Services Floorplan Master Trust
Compliance/Statistical Reporting
Distribution Date                         9/15/2004
Collection Period Ending                  8/31/2004

Calculation Of Pool Balance
 1 Total "Office" Receivables                        2,868,129,444
 2 Discount Factor                                            0.50%
 3 End of month Pool Balance                         2,853,788,797

Total Trust Receivables-Delinquency
 4 NSF 1-30 Office                                          88,551
 5 SAU 1-30 Office                                       9,298,634
 6 Total                                                 9,387,185
 7 Trust Receivables                                 2,868,129,444
 8 .75 % of Trust Receivables                                 0.75%
 9 Total                                                21,510,971
10 Amount in Excess                                              0

11 NSF 30+                                                 649,433
12 SAU 30+                                               2,689,378
                                                         3,338,811
Overconcentrations
13 End of month Pool Balance                         2,853,788,797
                                                        Limits         Actual     Excess
14 A/R Receivables                              20%    570,757,759    65,833,798        0

15 Asset Based Receivables                      20%    570,757,759   206,066,734        0

16 Dealer concentration top 8                  2.5%     71,344,720    83,784,360 12,439,640

17 Dealer concentration Other                    2%     57,075,776    29,441,670        0

18 Manufacturer Concentration Top 3             15%    428,068,320   288,946,391        0

19 Manufacturer Concentration Other             10%    285,378,880    90,315,277        0

20 Product Line Concentration:

21 CE & Appl                                    25%    713,447,199    97,910,936        0

22 MIS                                          25%    713,447,199   318,581,502        0

23 Motorcycle                                   25%    713,447,199   383,867,577        0

24 Marine                                       35%    998,826,079   598,513,658        0

25 RV                                           35%    998,826,079   883,237,939        0

26 Music                                        25%    713,447,199    57,160,632        0

27 Industrial Equipment                         25%    713,447,199   131,146,610        0

28 A/R                                          25%    713,447,199   271,900,532        0

29 Snowmobiles                                  25%    713,447,199             0        0

30 Other                                        25%    713,447,199   125,810,059        0

31 Delayed Funding Receivables                                       285,602,904

                                       6/30/2004      7/31/2004      8/31/2004    Average
32 Charge Offs to Receivables
   (Annualized)                          -0.07%         0.32%          0.07%         0.11%
33 Payment Rate                          44.06%         44.47%         45.61%       44.71%

Net Receivable Rate - Current Month
34 Interest                                   5.32%
35 Discount                                   2.74%
36 Total                                      8.06%
37 Less Servicing                            -2.00%
38 Remaining                                  6.06%



EX-2

CDF Floorplan Receivables, L.P.
Distribution Financial Services Floorplan Master Trust
Distribution Date Statement
Report Date             08/31/04
Collection Period       08/01/04 08/31/04
Determination Date      09/13/04
Distribution Date       09/15/04
                                                                Dealer
                                                                 Over-          Series          Series        Series       Series
                                                 Total       Concentration      2000-2          2000-2        2000-2       2000-2
                          Date                   Trust          Series           Total         Class A        Class B      Class C
Pool Balance
1 Beginning of Month
  Receivables                     07/31/04  2,891,926,033
2 Plus: Account Additions         08/01/04              -
3 Beginning of month
  Principal
  Receivables                     08/01/04  2,891,926,033
4 Discount Factor                                0.50%
  Beginning of month Pool
5 Balance                         08/01/04  2,877,466,402
6 Beginning of month Dealer
  Overconcentrations              08/01/04     14,913,130
  Beginning of month
7 Unconcentrated
  Pool Balance                    08/01/04  2,862,553,272

8 End of month Principal
  Receivables                     08/31/04  2,868,129,444
9 Discount Factor                                0.50%
10End of mo Pool Balance          08/31/04  2,853,788,797
11End of month Dealer
  Overconcentrations              08/31/04     12,439,640
12End of month
  Unconcentrated Pool
  Balance                         08/31/04  2,841,349,157
13Overconcentrated %              08/31/04       0.44%
14Unconcentrated %                08/31/04      99.56%

Certificates
15Beginning of
  month/closing date
  Invested Amount                 08/01/04                    14,913,130     500,000,000     477,500,000    15,000,000    7,500,000
16Allocation Percentage           08/01/04                       0.54%          17.99%          17.18%         0.54%        0.27%
17End of month Invested
  Amount                          08/31/04                    12,439,640     500,000,000     477,500,000    15,000,000    7,500,000
18Principal Payments
  Outstanding Principal           09/13/04                             -               -               -             -            -
19Balance                         09/15/04                    12,439,640     500,000,000     477,500,000    15,000,000    7,500,000
20Pool Factor                     09/15/04                                                       1.00000       1.00000      1.00000

Excess Funding Account
21End of month balance            08/16/04              -
22Determination Date
  Deposit                         09/15/04              -
  Distribution Date
23Disbursement                    09/15/04              -
  Excess Funding Account
24Balance                         09/15/04              -

Reserve Fund
25Required Amount                 09/15/04                                    17,500,000
26Beginning Balance               08/16/04                                    17,500,000
27Deposits              08/16/04  09/15/04                                        19,423
28Disbursements         08/16/04  09/15/04                                        19,423
29Ending Balance                  09/15/04                                    17,500,000

Collections
30Principal Allocation
  Percentage                      08/31/04                       0.43%          17.47%          16.68%         0.52%        0.26%
31Floating Allocation
  Percentage                      08/31/04                       0.43%          17.47%          16.68%         0.52%        0.26%

32Principal Collections 08/01/04  08/31/04  1,319,129,283        211,120
33Nonprincipal Collectio08/01/04  08/31/04     20,116,309          1,053
34Total Collections     08/01/04  08/31/04  1,339,245,592        212,173

Defaults
35Defaulted Amount      08/01/04  08/31/04        160,365
36Investor Default Amoun08/01/04  08/31/04                             -          28,010          26,750           840          420

Interest
37Monthly Interest                09/15/04                             -         779,209         736,146        26,500       16,563
38Interest Shortfall              09/15/04                             -               -               -             -            -
39Additional Interest             09/15/04                             -               -               -             -            -
40Total                           09/15/04                             -         779,209         736,146        26,500       16,563

Servicing Fee
41Certificate Balance for
  Servicing
  Fee determination              8/01/2004                                   500,000,000     477,500,000    15,000,000    7,500,000
42Servicing Fee Rate                                                             2.00%           2.00%         2.00%        2.00%
43Servicing Fee         08/01/04  08/31/04                                       833,333         795,833        25,000       12,500
44Remaining Servicing Fee         09/15/04                                       833,333         795,833        25,000       12,500

Excess Servicing
45Nonprincipal Collectio08/01/04  08/31/04     20,116,309          1,053
46Servicer Advance Less
  Reimbursement of Servicer
  Advance               08/01/04  08/31/04      1,055,899
47Floating Allocation
  Percentage                                                     0.43%          17.47%          16.68%         0.52%        0.26%
48Investor Nonprincipal
  Collections           08/01/04  08/31/04                         1,053       3,513,701       3,355,584       105,411       52,706
49Investor portion of
  Servicer Advance
  Less Reimbursement    08/01/04  08/31/04                             -         184,433         176,134         5,533        2,766
50Plus:  Investment Proc08/01/04  08/31/04                             -          22,277
51Less:
52Monthly Interest                09/15/04                             -         779,209         736,146        26,500       16,563
53Prior Monthly Interest          09/15/04                             -               -               -             -            -
54Additional Interest             09/15/04                             -               -               -             -            -
55Reserve Fund Deposit            09/15/04                             -               -               -             -            -
56Default Amount        08/01/04  08/31/04                             -          28,010          26,750           840          420
57Charge-Offs           08/01/04  08/31/04                             -               -               -             -            -
58Monthly Servicing Fee           09/15/04                             -         833,333         795,833        25,000       12,500
59Carry-over Amount               09/15/04                             -               -               -             -            -
60Carry-over Amount
     Additional Interest          09/15/04                             -               -               -             -            -
61Yield Supplement Dep.           09/15/04                             -               -
62Balance:  Excess Servi08/01/04  08/31/04                      1,053.00    2,079,859.00

Collection Account
63Beginning Balance               08/16/04                                             -
64Deposits              08/16/04  09/15/04                                       963,642
65Disbursements         08/16/04  09/15/04                                       963,642
66Ending Balance                  09/15/04                                             -

Interest Funding Account
67Beginning Balance               08/16/04                                             -
68Deposits              08/16/04  09/15/04                                       779,288
69Disbursements         08/16/04  09/15/04                                       779,288
70Ending Balance                  09/15/04                                           -

Principal Funding Account
71Beginning Balance               08/16/04                                             -
72Deposits              08/16/04  09/15/04                                             -
73Disbursements         08/16/04  09/15/04                                             -
74Ending Balance                  09/15/04                                             -

Yield Supplement Account
75Required Amount                 09/15/04                                     2,500,000
76Beginning balance               08/16/04                                     2,500,000
77Deposit               08/16/04  09/15/04                                         2,775
78Disbursements         08/16/04  09/15/04                                         2,775
79Ending balance                  09/15/04                                     2,500,000

80Total Amount Distributed        09/15/04        779,209

Interest Rate for the Next Period
81One-month LIBOR        9/15/04  10/15/04          1.76000%
82Net Receivables Rate            08/31/04          6.06298%
